October 17, 2019

ULTIMUS MANAGERS TRUST

KARNER BLUE ANIMAL IMPACT FUND

Supplement to the Statement of Additional Information, dated September 9, 2019

This supplement updates certain information in the Statement of Additional Information (the “SAI”) of the Karner Blue Animal Impact Fund (the “Fund”), a series of Ultimus Managers Trust. For more information or to obtain a copy of the Prospectus or the SAI, free of charge, please contact the Fund at 1-855-KBANIML (855-522-6465).

Therefore, this supplement updates certain information in the SAI as set forth below:

The following change is made in the section entitled “GENERAL INFORMATION” in the SAI:

The following disclosure replaces, in its entirety, the first bullet point following the first paragraph in the section entitled “Portfolio Holdings Disclosure Policy” on page 30 of the SAI:

•	Following the end of each calendar month, the Fund generally will publicly disclose information regarding Portfolio Securities as of such month-end either in a complete and uncertified schedule, or a list of the top 10 holdings, posted on the Fund’s website or in advertising material that is posted on the Fund’s website. This information is generally available within 30 days of the end of the calendar month and will remain available until the posting of the next monthly Portfolio Securities report. From time to time, the Fund may also disclose certain holdings of the Fund in press releases or other communications. Those holdings, which may be as of a month-end, current, or other date, will be posted on the Fund’s website at least one business day in advance of being included in these communications, and will remain on the Fund’s website at least until the Portfolio Securities information is next updated.

If you have any questions regarding the Fund, please call 1-855-KBANIML (855-522-6465).

Investors Should Retain this Supplement for Future Reference